Exhibit 10.4

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 10

to

Purchase Agreement No. 2484

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT entered into as of January 14, 2015, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (a Delaware corporation) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2484 dated December 29, 2004 (Purchase Agreement), as amended and supplemented, relating to Boeing model 787 aircraft (Aircraft);

WHEREAS, Boeing and Customer agree to incorporate the previously accepted configuration for the 787-9 Aircraft;

WHEREAS, Boeing and Customer agree to reschedule *** model 787-*** Aircraft as follows:

Serial Number	Original Delivery Month	New Delivery Month
***	***	***

WHEREAS, Boeing and Customer agree to substitute *** Boeing model 777-300ER aircraft (777 Aircraft) in lieu of the following *** 787-*** Aircraft (Cancelled Aircraft) pursuant to Purchase Agreement No. 04308:

787-*** Manufacturer Serial Number	787-*** Aircraft Delivery Month	777 Manufacturer Serial Number	777 Aircraft Delivery Month
***	***	***	***

P.A. 2484	SA-10, Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

WHEREAS, Boeing and Customer agree to reschedule *** Boeing model 787-9 Option Aircraft as follows:

Original Option Delivery Month	New Option Delivery Month
***	***

WHEREAS, Boeing and Customer agree to *** the following *** model 787-9 Option Aircraft (*** Options):

Original Option Delivery Month	Quantity
***	***

WHEREAS, Boeing and Customer agree to *** received by Boeing for the Cancelled Aircraft and *** Options as follows:

- $ *** to MSN *** ;

- $ *** to MSN *** ;

- Any *** to the *** Aircraft.

WHEREAS, Boeing and Customer agree to incorporate into the Purchase Agreement the terms and conditions contained in the attached letter agreements related to Installation of Cabin Systems Equipment and Demonstration Flight Waiver.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents and Articles.

The Table of Contents is replaced in its entirety with the Table of Contents that is attached hereto and references this Supplemental Agreement No. 10.

2.	Exhibits.

Exhibit A2, “787-9 Aircraft Configuration” is replaced in its entirety with the Exhibit A2, “787-9 Aircraft Configuration” that is attached hereto and references this Supplemental Agreement No. 10.

3.	Table.

Table 1 is replaced in its entirety with the Table 1 that is attached hereto and references this Supplemental Agreement No. 10.

4.	Letter Agreements.

a.	Attachment B to Letter Agreement 6-1162-MSA-547R5, “Option Aircraft” is replaced in its entirety with the Attachment B to Letter Agreement 6-1162-MSA-547R5, “Option Aircraft” that is attached hereto and references this Supplemental Agreement No. 10.

P.A. 2484	SA 10, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

b.	Letter Agreement 6-1162-MSA-552A1, “Special Matters — Amendment 1” that is attached hereto and references this Supplemental Agreement No. 10 is hereby inserted into the Purchase Agreement immediately after Letter Agreement
6-1162-MSA-552R7, “Special Matters”.

c.	Letter Agreement UAL-PA-2484-LA-1302613, Installation of Cabin Systems Equipment, which is attached hereto and references this Supplemental Agreement No. 4 is hereby inserted into the Purchase Agreement.

d.	Letter Agreement UAL-PA-2484-LA-1500016, Demonstration Flight Waiver, which is attached hereto and references this Supplemental Agreement No. 4 is hereby inserted into the Purchase Agreement.

5.	Conditions Precedent: This Supplemental Agreement No. 10 will be effective subject to satisfaction of all of the following conditions precedent (collectively the Conditions Precedent):

a.	Execution of Supplemental Agreement No. 4 to Purchase Agreement No. 3860 between Boeing and Customer relating to Boeing model 787 aircraft;

b.	Execution of Letter Agreement 6-1162-RCN-1935 Amendment 1R2 between Boeing and Customer relating to Boeing model 787 aircraft; and

c.	Execution of Purchase Agreement No. 04308 between Boeing and Customer relating to Boeing model 777 aircraft;

Upon satisfaction of the Conditions Precedent, the Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

P.A. 2484	SA 10, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Susan Englander	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance, Procurement and Treasurer
Title	Title

P.A. 2484	SA 10, Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

SA NUMBER
ARTICLES
Article 1.	Quantity, Model and Description	SA-8
Article 2.	Delivery Schedule	SA-8
Article 3.	Price	SA-8
Article 4.	Payment	SA-8
Article 5.	Additional Terms	SA-8

TABLE
1.	Aircraft Information Table	SA-10

EXHIBITS
A1.	787-8 Aircraft Configuration	SA-6
A2.	787-9 Aircraft Configuration	SA-10
B.	Aircraft Delivery Requirements and Responsibilities	SA-1

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features	SA-1
BFE1.	BFE Variables	SA-8
CS1.	Customer Support Document	SA-5
EE1.	Engine Escalation/Engine Warranty ***	SA-2
SLP1.	Service Life Policy Components	SA-1

LETTER AGREEMENTS
6-1162-MSA-546R4	Open Configuration Matters	SA-6
6-1162-MSA-547R5	Option Aircraft	SA-8
	Attachment A (deleted)	SA-7
	Attachment B	SA-8
6-1162-MSA-549	Spare Parts Initial Provisioning	SA-1
6-1162-AJH-921	787 e-Enabling	SA-6

P.A. 2484	TABLE OF CONTENTS, Page 1 of 3	SA-10
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SA NUMBER
LETTER AGREEMENTS, continued
6-1162-AJH-922	Special Matters Relating to COTS Software and End User License Agreements	SA-6
6-1162-AJH-923	Special Terms – Seats and In-flight Entertainment	SA-6
6-1162-RCN-1940	Model 787 Post-Delivery Software & Data Loading	SA-7

CONFIDENTIAL LETTER AGREEMENTS
6-1162-MSA-550	Spare Parts Commitments	SA-1
6-1162-MSA-551R2	Performance Guarantees	SA-5
6-1162-MSA-552R7	Special Matters	SA-9
6-1162-MSA-552A1	Special Matters – Amendment 1	SA-10
6-1162-MSA-553R1	Open Matters	SA-1
6-1162-MSA-554R4	Model Substitution	SA-8
6-1162-MSA-555	Promotional Support	SA-1
6-1162-RCN-1936	Other Special Matters	SA-7
6-1162-RCN-1936A1	Other Special Matters - Amendment 1	SA-8
6-1162-RCN-1937	Performance Guarantees – Block B Aircraft	SA-7
6-1162-RCN-1938	*** – Block B Aircraft - TERMINATED	SA-8
6-1162-RCN-1939	***	SA-7
CAL-PA-2484-LA-1302248	Aircraft Acceleration from November 2014 to October 2014	SA-9
CAL-PA-2484-LA-1302613	Cabin Systems Equipment	SA-10
CAL-PA-2484-LA-1500016	Demonstration Flight Waiver	SA-10

P.A. 2484	TABLE OF CONTENTS, Page 2 of 3	SA-10
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 30, 2005

Supplemental Agreement No. 2	January 20, 2006

Supplemental Agreement No. 3	May 3, 2006

Supplemental Agreement No. 4	July 14, 2006

Supplemental Agreement No. 5	March 12, 2007

Supplemental Agreement No. 6	November 15, 2007

Supplemental Agreement No. 7	November 7, 2012

Supplemental Agreement No. 8	June 17, 2013

Supplemental Agreement No. 9	June 6, 2014

Supplemental Agreement No. 10	January 14, 2015

P.A. 2484	TABLE OF CONTENTS, Page 3 of 3	SA-10
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1

Purchase Agreement No. 2484

787-9 Aircraft Delivery, Description, Price and Advance Payments

(787-9/GE ***)

Airframe Model/MTOW:	787-9	*** pounds[1]	Detail Specification:	***
Engine Model/Thrust:	GENX-1B***	*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:		$***
Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***	Engine Escalation Data:
Seller Purchased Equipment Estimate:		$***	Base Year Index (ECI):	***
			Base Year Index (CPI):	***

Scheduled Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***	***	***	***
Block A Aircraft
***	***	***	***	***	$***	$***	$***	$***	***

Block B Aircraft
***	***	***	***	***	$***	$***	$***	$***	***

Total 787-9s	15

CAL-PA-2484, APR 71359	Boeing / United Airlines, Inc. Proprietary	787-9 Table 1, Page 1, SA-10

787-9 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Exhibit A2 to Purchase Agreement Number 2484

P.A. No. 2484	A2	SA 10
BOEING PROPRIETARY

Exhibit A2 to

Purchase Agreement No. 2484

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-9 AIRCRAFT

The Detail Specification is Boeing document entitled Detail specification *** revision ***, dated *** . Such Detail Specification will be comprised of those provisions of 787 Configuration Specification *** , dated *** , as amended by addendum *** Rev. ***, dated *** , which are applicable to model 787-9 aircraft and as amended to incorporate the optional features listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Customer Specified Option Selection Log and Option Data Pages, configuration file ( *** ), dated ***. As soon as practicable, Boeing will make available to Customer the Detail Specification, which will reflect such optional features. The Aircraft Basic Price reflects and includes all effects of such optional features, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment.

There is no additional processing fee added to the master change price for addition or deletion of catalog options within appropriate lead times.

P.A. No. 2484	A2-2	SA-10
BOEING PROPRIETARY

Exhibit A2 to

Purchase Agreement No. 2484

CR	Title	Price Per Aircraft 2006$
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

P.A. No. 2484	A2-3	SA-10
BOEING PROPRIETARY

Exhibit A2 to

Purchase Agreement No. 2484

CR	Title	Price Per Aircraft 2006$
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***
***	***	***
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***	***	***
***	***	***
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***	***	***
***	***	***
***	***	***
***	***	***

P.A. No. 2484	A2-4	SA-10
BOEING PROPRIETARY

Exhibit A2 to

Purchase Agreement No. 2484

CR	Title	Price Per Aircraft 2006$
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

	TOTAL OPTIONS ***	$ ***

P.A. No. 2484	A2-5	SA-10
BOEING PROPRIETARY

Attachment B to Option Aircraft Letter 6-1162-MSA-547R5

787-*** Option Aircraft Delivery, Description, Price and Advance Payments

(787-***/GE *** )

Airframe Model/MTOW:	787-***	*** pounds	Detail Specification:		***
Engine Model/Thrust:	GENX-1B***	*** pounds	Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$ ***	Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$ ***
Sub-Total of Airframe and Features:		$ ***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$ ***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		$ ***	Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:		$ ***	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$ ***	Base Year Index (ECI):		***
			Base Year Index (CPI):		***

Non-Refundable Deposit/Aircraft at Def Agreemt:		$ ***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					***	***	***	***
***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
Total:	***

UAL-PA-02484 71828-1F.TXT	Boeing / United Airlines, Inc. Proprietary	SA-10 Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-MSA-552A1

United Airlines, Inc.

233 South Wacker Drive

Chicago, IL 60606

Subject:	Special Matters – Amendment 1

Reference:	Purchase Agreement No. 2484 (the Purchase Agreement)

between The Boeing Company (Boeing) and United

Airlines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement (Amending Letter Agreement) amends and supplements the Purchase Agreement and amends certain of the terms in Letter Agreement 6-1162-MSA-552R7 (the Letter Agreement). All terms used and not defined in this Amending Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Amendments to Article 2 of the Letter Agreement.

The following new table is hereby inserted at the end of Section 4.2 of the Letter Agreement:

Serial Number	Delivery Date	787-8 Advance Payment Base Price
***	***	***

The following new Section 4.3 is hereby inserted immediately after Section 4.2 of the Letter Agreement:

4.3 2015 Payments for November 2015 787-9 Aircraft. In consideration of Customer *** the delivery month of the 787-9 Aircraft bearing serial number *** to *** (Aircraft *** ), Customer, at the time of delivery of Aircraft *** , shall be entitled to *** with Boeing under the Purchase Agreement in an amount *** on Aircraft *** , which will be *** to the delivery *** for Aircraft *** . Customer shall *** Boeing all such *** pursuant to this Section 4.3 no earlier than *** and no later than *** . Notwithstanding Paragraph 5.1 below, Boeing will *** as a result of the *** for Aircraft *** .

2.	Confidential Treatment.

P.A. No. 2484	SA 10
6-1162-MSA-552A1 Special Matters
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Boeing and Customer understand that certain information contained in this Amending Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Amending Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Amending Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Susan Englander
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 14, 2015

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance, Procurement and Treasurer

P.A. No. 2484	SA 10
6-1162-MSA-552A1 Special Matters
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CAL-PA-2484-LA-1302613

United Airlines, Inc.

233 South Wacker Drive

Chicago, IL 60606

Subject:	Installation of Cabin Systems Equipment

Reference:	Purchase Agreement No. PA-2484 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Customer has requested that Boeing install in the Aircraft the in-flight entertainment and communications systems described in Attachment A to this Letter Agreement (collectively referred to as Cabin Systems Equipment or CSE). CSE is BFE that Boeing purchases for Customer and that is identified as CSE in the Detail Specification for the Aircraft.

The complexity of the CSE requires special attention and additional resources during the development, integration, and certification of the CSE and manufacture of the Aircraft to achieve proper operation of the CSE at the time of delivery of the Aircraft. To assist Customer, Boeing will perform the functions of project manager (Project Manager) as set forth in Attachment B.

1.	Responsibilities.

1.1 Customer will:

1.1.1 provide Customer’s CSE system requirements to Boeing;

1.1.2 select the CSE suppliers (Supplier(s)) and system configuration options from among those identified in Attachment A to this Letter Agreement; or options otherwise available in the then current Standard Selections Catalog and formally offered by Boeing (Options);

1.1.3 promptly after selecting the Options, participate with Boeing in meetings with Suppliers to ensure that Supplier’s functional system specifications meet Customer’s and Boeing’s respective requirements. Such functional system specifications define functionality to which Boeing will test prior to delivery but are not a guarantee of functionality at delivery;

CAL-PA-2484-LA-1302613	SA-10
Cabin Systems Equipment	LA Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

1.1.4 select Supplier part numbers;

1.1.5 negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other special business arrangements directly with Suppliers;

1.1.6 provide to Boeing pricing information for Customer selected CSE part numbers by a mutually agreeable date;

1.1.7 negotiate and obtain agreements with any applicable service providers;

1.1.8 include in Customer’s contract with any seat supplier a condition causing such seat supplier to enter a bonded stores agreement with Boeing. This bonded stores agreement will set forth the terms concerning the use, handling, storage, and risk of loss of CSE during the time such equipment is under the seat supplier’s control;

1.1.9 cause Suppliers to:

1.1.9.1 assist the seat suppliers in the preparation of seat assembly functional test plans;

1.1.9.2 coordinate integration testing, and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing; and

1.1.9.3 comply with Boeing’s 787 procurement processes (e.g. for transmission of technical data, transmission of purchase orders, and processing of non-conformances) (787 Procurement Processes). 787 Procurement Processes will be provided to Customer and may be updated from time to time; and

1.1.9.4 comply with Boeing’s type design and type certification data development and protection requirements where the Supplier has type design/certification responsibility. The requirements will require Suppliers to (i) maintain type design/certificate data for *** such type certificate for all type design and (ii) entitle Boeing to access, review, and receive such type design/certification data. These requirements will be provided to Customer and included in any applicable contracts between Customer and Supplier.

CAL-PA-2484-LA-1302613	SA-10
Cabin Systems Equipment	LA Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

1.2 Boeing will:

1.2.1 perform the Project Manager functions stated in Attachment B;

1.2.2 provide Aircraft interface requirements to Suppliers;

1.2.3 assist Suppliers in the development of CSE system specifications and approve such specifications;

1.2.4 release purchase orders, including on-dock dates to Supplier on behalf of Customer, and manage such purchase orders;

1.2.5 coordinate the resolution of technical issues with Suppliers;

1.2.6 ensure that at the time of Aircraft delivery the CSE configuration meets the requirements of the Option(s) contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and

1.2.7 obtain FAA certification of the Aircraft with the conforming CSE installed therein.

2.	Software.

CSE systems may contain software of the following two types:

2.1 Certification Software. The software required to functionally test, operate and certify the CSE systems on the Aircraft is the Certification Software and is part of the CSE.

2.2 Customer’s Software. The software which is defined by the Customer to support customized features and appearance is Customer’s Software and is not part of the CSE.

2.2.1 Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Boeing will not perform the functions and obligations described in paragraph 1.2 above, or the Project Manager’s functions described in Attachment B, for Customer’s Software.

2.2.2 The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery.

CAL-PA-2484-LA-1302613	SA-10
Cabin Systems Equipment	LA Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.2.3 Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will review and operate Customer’s Software only if in Boeing’s reasonable opinion such review and operation is necessary to certify the CSE on the Aircraft.

2.2.4 Boeing will not be responsible for obtaining FAA certification for Customer’s Software.

3.	Changes.

3.1 Any Customer request for changes to the CSE specification after Customer acceptance of the Options will be made in writing directly to Boeing for approval and for coordination by Boeing with the Supplier. Any such change to the configuration of the Aircraft will be subject to *** through Boeing’s master change or other process for amendment of the Purchase Agreement. Any Supplier price increase or decrease resulting from such change will be negotiated between Customer and Supplier.

3.2 Boeing and Customer recognize that the developmental nature of the CSE may require changes to the CSE or the Aircraft in order to ensure (i) compatibility of the CSE with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the CSE installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If within fifteen (15) days after such notification Customer and Boeing cannot mutually agree on the incorporation of any such change or alternate course of action, the remedies available to Boeing in Paragraph 6 will apply.

4.	Supplier Defaults.

Boeing will notify Customer in a timely manner in the event of a default by a Supplier under the Supplier’s purchase order with Boeing. Within fifteen (15) days of Customer’s receipt of such notification, Boeing and Customer will agree on an alternate Supplier or other course of action. If Boeing and Customer are unable to agree on an alternate Supplier or course of action within such time, the remedies available to Boeing in Paragraph 6 will apply.

5.	Exhibits B and C to the AGTA.

CSE is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.

6.	Boeing’s Remedies.

If Customer does not perform its obligations as provided in this Letter Agreement or if supplier fails (for any reason other than a default by Boeing under the purchase

CAL-PA-2484-LA-1302613	SA-10
Cabin Systems Equipment	LA Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

order terms or this Letter Agreement) to deliver conforming CSE per the schedule set forth in the purchase order, then, in addition to any other remedies which Boeing may have by contract or under law, Boeing may:

6.1 revise the scheduled delivery month of the Aircraft to accommodate the delay in delivery of the conforming CSE and base the calculation of the Escalation Adjustment on such revised delivery month;

6.2 deliver the Aircraft without part or all of the CSE installed, or with part or all of the CSE inoperative; and/or

6.3 increase the Aircraft Price by the amount of Boeing’s additional costs attributable to such noncompliance, including but not limited to, *** associated with *** by Boeing, any *** due to a Supplier’s failure to perform in accordance with CSE program milestones as established by Boeing and agreed to by the Supplier and particularly with respect to *** of such CSE.

7.	Advance Payments.

7.1 Estimated Price for the CSE. An estimated price for the CSE purchased by Boeing will be included in the Aircraft Advance Payment Base Price to establish the advance payments for each Aircraft. The estimated price for the Boeing purchased CSE installed on each Aircraft is identified in Table 1 of the Purchase Agreement.

7.2 Aircraft Price. The Aircraft Price will include the actual CSE prices and any associated transportation costs charged Boeing by Suppliers or otherwise incurred by Boeing.

8.	Customer’s Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any CSE, and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the CSE.

9.	Title and Risk of Loss.

Title of CSE will remain with Boeing until the Aircraft title is transferred to Customer. Risk of loss will remain with the entity that is in possession of the CSE prior to Aircraft delivery.

CAL-PA-2484-LA-1302613	SA-10
Cabin Systems Equipment	LA Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Susan Englander
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 14, 2015

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance, Procurement and Treasurer

CAL-PA-2484-LA-1302613	SA-10
Cabin Systems Equipment	LA Page 6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A

Cabin Systems Equipment

The following optional features (Option(s)) describe(s) the items of equipment that under the terms and conditions of this Letter Agreement are considered to be CSE. Each such Option is fully described in the Option Document as described in Exhibit A to the Purchase Agreement or the respective Option Data Pages, as applicable. Final configuration will be based on Customer acceptance of any or all Options listed below.

Option Request Number and Title

787-9 Aircraft Option Request Number(s) and Title(s)

•	4435E084B67; IMPLEMENTATION – BROADBAND COMMUNICATION INSTALLATION – *** – CSE (-9 ONLY)

•	4421E084B69; POST IMPLEMENTATION – WIRELESS ACCESS POINT (WAP) – *** – CSE – INSTALLATION – CAL 787-9

•	4431E084B68 – POST IMPLEMENTATION – EXTERNAL COMMUNICATION SYSTEM – INSTALLATION – *** – CSE

•	4420E415A25 – TBS3 – POST IMPLEMENTATION – IN-FLIGHT ENTERTAINMENT SYSTEM AS CABIN SYSTEMS EQUIPMENT – CSE

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B

Project Manager

1.	Project Management.

Boeing will perform the following functions for the CSE. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing’s reasonable opinion do not affect form, fit, function, cost, or aesthetics in any material respect. Boeing will be responsible for:

(i)	managing the development of all program schedules;

(ii)	evaluating Supplier’s program management and developmental plans to meet Boeing’s production schedule;

(iii)	defining program metrics and status requirements;

(iv)	scheduling and conducting program design and schedule reviews with Customer and Suppliers, as needed;

(v)	monitoring compliance with schedules;

(vi)	evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Customer;

(vii)	managing the joint development of the CSE system specification; and

(viii)	leading the development of a joint CSE project management plan (Project Plan).

2.	System Integration.

Boeing’s performance as Project Manager will include the functions of systems integrator (Systems Integrator). As Systems Integrator Boeing will perform the following functions:

(i)	as required, assist Suppliers in defining their system specifications for the CSE, approve such specifications and develop an overall system functional specification;

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

(ii)	ensure the Project Plan includes sufficient Supplier testing, Supplier sub-system testing, and an overall CSE system acceptance test; and

(iii)	organize and conduct technical coordination meetings with Customer and Supplier(s) to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.

3.	Seat Integration.

(i)	Boeing will coordinate the interface requirements between seat suppliers and Suppliers. Interface requirements are defined in Boeing Document No’s. D6-36230, “Passenger Seat Design and Installation”; D6-36238, “Passenger Seat Structural Design and Interface Criteria”; D222W232, “Seat Wiring and Control Requirements”; and D222W013-4, “Seat Assembly Functional Test Plan”, as amended and superseded from time to time.

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CAL-PA-2484-LA-1500016

United Airlines, Inc.

233 South Wacker Drive

Chicago, IL 60606

Subject:	Demonstration Flight Waiver

Reference:	Purchase Agreement No. PA-2484 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Definition of Terms:

Correction Costs: Customer’s direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the Warranty Labor Rate in effect between the parties at the time such labor is expended.

Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each Aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, *** agrees to *** an amount of *** at delivery that, including the *** , totals the following *** :

Aircraft Model	***
787	***

Further, *** agrees to *** for any *** as a result of the discovery of a *** during the first flight of the Aircraft by *** following delivery to the extent such *** are not covered under a warranty provided by *** or any of *** suppliers.

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

Should a *** which requires the return of the Aircraft to *** facilities at *** , so that *** may *** such *** , Boeing and Customer agree that title to and risk of loss of such Aircraft will *** . In addition, it is agreed that *** will have *** while it is on the ground at *** facilities in *** , as is chargeable by law to a bailee for mutual benefit, but *** will not be liable for *** .

To be *** for *** , Customer will submit a written itemized statement describing any *** and indicating the *** incurred by *** for each *** . This request must be submitted to *** , within *** after the *** .

Very truly yours,

THE BOEING COMPANY

By	/s/ Susan Englander
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 15, 2015

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance, Procurement and Treasurer

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BOEING / UNITED AIRLINES, INC. PROPRIETARY